UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 5, 2005

FIRST ADVANTAGE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

Delaware	0-50285	61-1437565
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Progress Plaza, Suite 2400

St. Petersburg, Florida 33701

(Address of principal executive offices)

(727) 214-3411

(Registrant’s telephone number)

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 5, 2005, the First Advantage Corporation’s (the “Company”) Board of Directors, upon recommendation of the Company’s compensation committee, approved the Senior Executive Annual Incentive Program (“Incentive Program”), which memorializes the qualitative and quantitative measurements to be used to determine whether certain senior executives of the Company are eligible for incentive bonus awards for fiscal year 2005. Eligible participants include the Company’s “name executive officers” and the following senior executives: General Counsel, Chief Information Officer, Chief Marketing Officer, and Division President. The Company’s “named executive officers” comprised of, John Long, Chief Executive Officer and President, John Lamson, Chief Financial Officer and Executive Vice President, Akshaya Mehta, Chief Operating Officer and Executive Vice President, and Evan Barnett, Business Unit President, each have a target award opportunity equal to 100% of their base salary for fiscal year 2005. The target award opportunity for all participants is based upon the achievement of certain performance measurements. For Messrs. Long, Lamson and Mehta, the performance measurements are comprised of financial measurements of the Company as a whole and non-financial measurements at the following relative weight:

Performance Measurement	Relative Weight
Earnings Per Share of the Company	66 2/3 percent

Individual Non-Financial Qualitative Performance Objectives	33 1/3 percent

For Messr. Barnett, the performance measurements are also comprised of financial and non-financial measurements at the following relative weight:

Performance Measurement	Relative Weight
Earnings Per Share of the Company	25 percent

Individual Qualitative Performance Objectives	25 percent

Business Unit Pre-tax Profit	50 percent

The actual bonuses earned by the Company’s “named executive officers” are then determined by comparing the Company’s actual performance, or the Business Unit’s performance, as the case may be, during fiscal year 2005 against the target performance goals for the above-mentioned performance measurements. The fiscal 2005 bonus threshold and maximum amounts will range from 25% of the target bonus amount to 150% of the target bonus amount for the Company’s “named executive officers” based on performance achievement of between 85% of the target and 115% of target.

In the event of termination of employment of any participant during fiscal year 2005, the compensation committee may in its sole discretion, determine the amount, timing, and form or any bonus payments payable under the Incentive Program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST ADVANTAGE CORPORATION

Date: August 9, 2005	By:	/s/ John Lamson
	Name:	John Lamson
	Title:	Executive Vice President and Chief Financial Officer